UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2011

[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

 ===============================================

       ANNUAL REPORT
       USAA SCIENCE & TECHNOLOGY FUND
       FUND SHARES o ADVISER SHARES
       JULY 31, 2011

 ===============================================

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

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PRESIDENT'S MESSAGE

"LOOKING BACK AT THE FISCAL YEAR, WE SHOULD
ALL TAKE NOTE OF HOW DIFFICULT -- EVEN
IMPOSSIBLE -- IT IS TO PREDICT WHAT IS GOING       [PHOTO OF DANIEL S. McNAMARA]
TO HAPPEN NEXT. THIS IS WHY I PREFER TO MAKE
MY OWN INVESTMENT DECISIONS IN THE CONTEXT
OF MY INVESTMENT PLAN, WHICH IS BASED ON MY
GOALS, RISK TOLERANCE, AND TIME HORIZON."

--------------------------------------------------------------------------------

AUGUST 2011

The one-year reporting period was turbulent, characterized by persistent concerns and punctuated by dramatic events. Yet, despite the headlines, stocks posted strong gains. Riskier asset classes generally outperformed U.S. Treasuries. Interestingly, U.S. Treasury prices fell steeply and then rebounded. As a result, U.S. Treasury yields, which move in the opposite direction of prices, ended the reporting period almost exactly where they started. (Yields declined significantly after fiscal year-end as investors fled riskier asset classes for the relative safe haven of U.S. Treasuries.)

When the period began, U.S. Treasury prices were rising. Investors seemed to prefer U.S. government securities as economic growth slowed. At the time, the Federal Reserve (the Fed) was also expected to reverse its monetary accommodations, which some observers believed would compound the nation's economic problems. However, after the Fed hinted about a second round of quantitative easing (QE2), U.S. Treasury prices declined and yields increased. The trend continued even after the Fed announced it would buy $600 billion in long-term U.S. Treasuries in the open market. Higher risk assets, such as stocks, corporate bonds and high-yield securities, rallied as investors sought better returns.

In February 2011, investor confidence faltered. U.S. Treasury prices started to rise as political unrest emerged in Tunisia and spread to other nations in North Africa and the Middle East. Oil prices increased in response, threatening to derail global economic growth. During March, Japan experienced a massive earthquake followed by a tsunami. The terrible toll on human life and on that nation's infrastructure, including emergencies at some nuclear power plants, led to speculation about the potential impact of the disaster on companies that do business in or with Japan. It also led to supply disruptions that slowed worldwide economic growth. Fortunately, as of this writing, the impact on the financial markets has been minimal.

Throughout the fiscal year, there was also a never-ending stream of bad news from the European Union (EU). A number of EU peripheral nations are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. Despite action by the

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

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EU and International Monetary Fund, a permanent solution has yet to be found.
In my opinion, the health of the entire global financial system has been stressed by the EU's fiscal challenges.

In the U.S., home prices softened in many markets as mortgage lenders renewed their foreclosure filings. Although new jobs were created, the slow rate of growth did not allow the U.S. unemployment rate to improve materially. At the end of June, and as expected, the Fed ended QE2. Surprisingly, U.S. Treasuries continued to rally even as U.S. legislators hotly debated whether to raise the nation's debt ceiling and in spite of one of the three major credit rating agencies putting U.S. government debt on its watch list. (Following the end of reporting period, the U.S. was downgraded one notch to a still very strong AA+.) After the debt debate was settled, the market quickly turned its attention to weaker-than-expected economic growth and escalating sovereign debt concerns in Europe. Although U.S. Treasury yields ended the reporting period about where they started, interest rates fell dramatically after fiscal year-end (as of this writing, the interest rate on a 10-year U.S. Treasury note is below 2.25%). At the same time, volatility in the equity markets increased and stocks declined.

Looking back at the fiscal year, we should all take note of how difficult -- even impossible -- it is to predict what is going to happen next. This is why I prefer to make my own investment decisions in the context of my investment plan, which is based on my goals, risk tolerance, and time horizon. The noise of the latest headlines is not a factor in my considerations, and I sincerely encourage you to follow my example. If you would like to review your strategy, please call on one of our USAA service representatives. They are ready to assist you free of charge.

On behalf of all of us here at USAA Investment Company, thank you for the opportunity to manage your investments. We are proud to serve your financial needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

FUND RECOGNITION                                                               5

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered Public Accounting Firm                   13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         22

    Financial Statements                                                      24

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               46

ADVISORY AGREEMENTS                                                           48

TRUSTEES' AND OFFICERS' INFORMATION                                           56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

LONG-TERM CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Normally invest at least 80% of the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company, LLP

    JOHN F. AVERILL, CFA                                   BRUCE L. GLAZER
    NICOLAS B. BOULLET                                     ANITA M. KILLIAN, CFA
    ANN C. GALLO                                           MICHAEL T. MASDEA

--------------------------------------------------------------------------------

o HOW DID THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the fiscal year ended July 31, 2011, the Fund Shares had a total return of 24.51%. This compares to returns of 19.65% for the S&P 500 Index (the Index) and 22.28% for the Lipper Science & Technology Funds Index.

   As of July 31, 2011, roughly three quarters of Fund assets were invested in the technology sector, while approximately one quarter of assets was invested in healthcare-related companies.

o  HOW DID THE FUND'S TECHNOLOGY PORTION PERFORM DURING THE REPORTING PERIOD?

   The technology sector outperformed the U.S. broader market, and the Fund's technology portion outperformed the S&P North American Technology Index, primarily due to favorable security selection in

   The S&P North American Technology Sector Index is the technology sub-index of the S&P North American Sector Indices. The S&P North American Technology Sector index family is designed as equity benchmarks for U.S. traded technology-related securities.

   Refer to page 7 for benchmark definitions.

   Past performance is no guarantee of future results.

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2  | USAA SCIENCE & TECHNOLOGY FUND

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   communications equipment, computers and peripherals, and IT services, which more than offset a weaker selection in semiconductors. Underweight positions in Cisco Systems, Inc. and Hewlett-Packard Co., and an overweight position in JDS Uniphase Corp. contributed most to performance relative to the Index. An underweight to Internet and catalog retail, mostly driven by not owning Amazon.com, Inc. detracted from relative results. The largest individual detractors from performance were Amazon.com, Inc. (not held), International Business Machines, Corp., in which we were underweight and Applied Micro Circuits Corp., in which we were overweight in our position.

o  WHAT IS WELLINGTON MANAGEMENT'S OUTLOOK FOR THE TECHNOLOGY SECTOR?

   We believe that this is an exciting time to be investing in technology on account of industry mega-trends that permeate the entire sector. These trends include mobility, virtualization/cloud-computing, and the rise of Asian technology companies. While we highlight these as separate trends, they are all inextricably linked. Importantly, the list of investable next-generation, globally "disruptive" technology leaders continues to grow. Some of these companies remain privately held but should soon access public equity markets. Additional mega-trends will likely emerge over time; thus, we do not foresee a shortage of potential investment ideas.

o  HOW DID THE FUND'S HEALTH CARE PORTION PERFORM?

   Health care stocks also outperformed the broader U.S. market and the world market as measured by the S&P 500 Index and the MSCI World Index, respectively. The Fund's health care portfolio outperformed the S&P 500 Health Care Index. Security selection within medical technology, biotechnology, and pharmaceuticals -- as well as an

   Cisco Systems, Inc., JDS Uniphase Corp. and Hewlett-Packard Co. were sold out of the Fund prior to July 31, 2011.

   You will find a complete list of securities that the Fund owns on pages
   14-21.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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   overweight to health services -- made the largest contributions to performance compared with the benchmark. Not owning Abbott Laboratories and Johnson & Johnson added to relative performance, and positions in Elan Corp. plc ADR and Merck & Co. were the leading relative individual contributors. Security selection was negative within health services, but this was offset by positive results from our overweight position to this top-performing area, resulting in a positive total contribution from health services. The largest individual detractors included positions in Amylin Pharmaceuticals, Inc., Shionogi & Co. Ltd., and Teva Pharmaceutical Industries Ltd. ADR.

o  WHAT IS WELLINGTON MANAGEMENT'S OUTLOOK FOR THE HEALTH CARE SECTOR?

   As the U.S. government appears to have adopted a more centrist policy, health care stocks have outperformed the broader market as a number of modifications favorable to the industry have been made to the Patient Protection and Affordable Care Act. We expect additional changes to the plan, which, along with a decline in commercial health insurance usage, should be positive for the sector. These benefits will most likely be offset somewhat by increased pressure on reimbursement rates from Medicare and Medicaid as the U.S. government seeks to rein in spending and reduce its deficit.

   On behalf of our colleagues at USAA, we thank you for your investment in the Fund.

   The USAA Science & Technology Fund may be more volatile than funds that diversify across many industries because of the short life cycles and competitive pressures of many of the products or services of the companies this Fund invests in.

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4  | USAA SCIENCE & TECHNOLOGY FUND

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FUND RECOGNITION

USAA SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------

                             LIPPER LEADER (OVERALL)

                                       [5]

                                       TAX
                                    EFFICIENCY

                                 AS OF 6/30/2011

                                 TAX EFFICIENCY
--------------------------------------------------------------------------------
                                                                 NUMBER OF FUNDS
PERIOD                          LIPPER SCORE                     WITHIN CATEGORY
--------------------------------------------------------------------------------
Overall                              5                                 146
Three-year                           5                                 146
Five-year                            5                                 137
10-year                              5                                 103

--------------------------------------------------------------------------------

Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of June 30, 2011. Tax efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Tax Efficiency metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  5

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INVESTMENT OVERVIEW

USAA SCIENCE & TECHNOLOGY FUND SHARES (Symbol: USSCX)


--------------------------------------------------------------------------------
                                            7/31/11                  7/31/10
--------------------------------------------------------------------------------

Net Assets                              $344.6 Million           $292.3 Million
Net Asset Value Per Share                   $13.26                   $10.65


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/11
--------------------------------------------------------------------------------
1 Year                           5 Years                           10 Years

24.51%                            5.47%                              2.14%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/10*
--------------------------------------------------------------------------------

                                      1.45%


High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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6  | USAA SCIENCE & TECHNOLOGY FUND

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                          USAA SCIENCE &            LIPPER SCIENCE &
                    S&P 500 INDEX     TECHNOLOGY FUND SHARES     TECHNOLOGY FUNDS INDEX
07/31/2001            $10,000.00           $10,000.00                 $10,000.00
08/31/2001              9,373.98             8,760.48                   8,750.49
09/30/2001              8,617.01             6,784.72                   6,872.79
10/31/2001              8,781.33             7,884.44                   7,913.56
11/30/2001              9,454.91             9,282.39                   9,065.92
12/31/2001              9,537.74             9,142.59                   9,109.77
01/31/2002              9,398.55             8,974.84                   8,950.41
02/28/2002              9,217.30             8,014.91                   7,754.93
03/31/2002              9,563.96             8,751.16                   8,461.40
04/30/2002              8,984.11             7,698.04                   7,454.11
05/31/2002              8,917.93             7,269.34                   7,064.18
06/30/2002              8,282.71             6,346.69                   6,133.66
07/31/2002              7,637.20             5,796.83                   5,478.74
08/31/2002              7,687.17             5,731.59                   5,349.38
09/30/2002              6,851.73             4,911.46                   4,605.42
10/31/2002              7,454.80             5,657.04                   5,302.26
11/30/2002              7,893.58             6,383.97                   6,111.68
12/31/2002              7,429.85             5,610.44                   5,339.94
01/31/2003              7,235.21             5,657.04                   5,308.55
02/28/2003              7,126.66             5,601.12                   5,329.55
03/31/2003              7,195.85             5,647.72                   5,325.89
04/30/2003              7,788.58             6,123.02                   5,823.90
05/31/2003              8,198.93             6,728.80                   6,495.05
06/30/2003              8,303.53             6,849.95                   6,540.36
07/31/2003              8,449.93             7,194.78                   6,891.71
08/31/2003              8,614.72             7,558.25                   7,395.96
09/30/2003              8,523.24             7,493.01                   7,198.32
10/31/2003              9,005.40             8,257.22                   7,922.28
11/30/2003              9,084.63             8,452.94                   8,042.22
12/31/2003              9,561.07             8,583.41                   8,080.13
01/31/2004              9,736.56             8,928.24                   8,477.42
02/29/2004              9,871.90             8,853.68                   8,343.65
03/31/2004              9,722.97             8,630.01                   8,167.41
04/30/2004              9,570.33             8,201.30                   7,604.76
05/31/2004              9,701.66             8,620.69                   7,983.58
06/30/2004              9,890.31             8,797.76                   8,122.77
07/31/2004              9,562.97             7,903.08                   7,235.87
08/31/2004              9,601.66             7,530.29                   6,944.54
09/30/2004              9,705.65             7,809.88                   7,267.80
10/31/2004              9,853.92             8,098.79                   7,678.33
11/30/2004             10,252.63             8,536.81                   8,106.43
12/31/2004             10,601.51             8,853.68                   8,412.61
01/31/2005             10,343.10             8,387.70                   7,908.26
02/28/2005             10,560.76             8,378.38                   7,928.70
03/31/2005             10,373.75             8,042.87                   7,717.32
04/30/2005             10,177.01             7,996.27                   7,407.82
05/31/2005             10,500.82             8,583.41                   8,066.09
06/30/2005             10,515.73             8,592.73                   7,972.21
07/31/2005             10,906.79             9,114.63                   8,453.33
08/31/2005             10,807.28             9,235.79                   8,399.91
09/30/2005             10,894.81             9,319.66                   8,562.34
10/31/2005             10,713.18             9,170.55                   8,377.17
11/30/2005             11,118.38             9,729.73                   8,840.93
12/31/2005             11,122.19             9,841.57                   8,864.48
01/31/2006             11,416.74            10,531.22                   9,410.08
02/28/2006             11,447.72            10,270.27                   9,255.59
03/31/2006             11,590.22            10,438.02                   9,486.19
04/30/2006             11,745.84            10,531.22                   9,484.84
05/31/2006             11,407.78             9,888.16                   8,766.66
06/30/2006             11,423.25             9,701.77                   8,606.61
07/31/2006             11,493.71             9,468.78                   8,192.03
08/31/2006             11,767.18             9,962.72                   8,648.55
09/30/2006             12,070.43            10,214.35                   8,928.93
10/31/2006             12,463.75            10,475.30                   9,166.73
11/30/2006             12,700.76            10,782.85                   9,560.17
12/31/2006             12,878.92            10,792.17                   9,461.47
01/31/2007             13,073.70            10,894.69                   9,613.74
02/28/2007             12,817.99            10,792.17                   9,544.13
03/31/2007             12,961.36            10,838.77                   9,596.59
04/30/2007             13,535.49            11,314.07                   9,925.65
05/31/2007             14,007.81            11,891.89                  10,310.43
06/30/2007             13,775.09            11,891.89                  10,439.88
07/31/2007             13,348.00            11,714.82                  10,430.27
08/31/2007             13,548.09            11,994.41                  10,649.38
09/30/2007             14,054.77            12,488.35                  11,207.50
10/31/2007             14,278.34            12,935.69                  11,889.76
11/30/2007             13,681.41            12,143.52                  10,993.49
12/31/2007             13,586.49            12,041.01                  11,046.77
01/31/2008             12,771.55            10,848.09                   9,615.92
02/29/2008             12,356.66            10,465.98                   9,378.77
03/31/2008             12,303.30            10,288.91                   9,315.36
04/30/2008             12,902.51            11,127.68                  10,028.64
05/31/2008             13,069.63            11,677.54                  10,592.51
06/30/2008             11,967.82            10,829.45                   9,664.66
07/31/2008             11,867.21            10,633.74                   9,464.94
08/31/2008             12,038.87            10,810.81                   9,641.88
09/30/2008             10,966.12             9,301.03                   8,227.91
10/31/2008              9,124.38             7,353.22                   6,739.73
11/30/2008              8,469.67             6,570.36                   5,962.58
12/31/2008              8,559.79             6,831.31                   6,175.38
01/31/2009              7,838.31             6,654.24                   6,037.59
02/28/2009              7,003.71             6,132.34                   5,803.18
03/31/2009              7,617.20             6,831.31                   6,444.79
04/30/2009              8,346.23             7,502.33                   7,242.69
05/31/2009              8,813.06             7,856.48                   7,545.93
06/30/2009              8,830.54             8,098.79                   7,691.08
07/31/2009              9,498.46             8,779.12                   8,321.49
08/31/2009              9,841.40             9,030.75                   8,527.51
09/30/2009             10,208.63             9,459.46                   9,043.23
10/31/2009             10,018.98             9,151.91                   8,736.68
11/30/2009             10,619.96             9,739.05                   9,167.21
12/31/2009             10,825.09            10,298.23                   9,750.90
01/31/2010             10,435.67             9,673.81                   9,057.11
02/28/2010             10,758.94             9,981.36                   9,424.04
03/31/2010             11,408.18            10,624.42                  10,072.13
04/30/2010             11,588.29            10,717.61                  10,297.40
05/31/2010             10,662.96             9,916.12                   9,592.43
06/30/2010             10,104.77             9,366.26                   9,017.66
07/31/2010             10,812.74             9,925.44                   9,588.02
08/31/2010             10,324.61             9,412.86                   9,099.77
09/30/2010             11,246.03            10,643.06                  10,266.51
10/31/2010             11,673.93            11,071.76                  10,848.24
11/30/2010             11,675.42            11,062.44                  10,896.88
12/31/2010             12,455.71            11,696.18                  11,491.63
01/31/2011             12,750.93            12,115.56                  11,881.04
02/28/2011             13,187.76            12,506.99                  12,300.44
03/31/2011             13,193.01            12,506.99                  12,207.32
04/30/2011             13,583.73            13,056.85                  12,648.73
05/31/2011             13,429.96            13,075.49                  12,474.89
06/30/2011             13,206.10            12,758.62                  12,066.16
07/31/2011             12,937.56            12,357.88                  11,724.71

                                   [END CHART]

                   Data from 7/31/01 to 7/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Shares to the following benchmarks:

o The unmanaged, broad-based composite S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA SCIENCE & TECHNOLOGY ADVISER SHARES (Symbol: USTCX)*


--------------------------------------------------------------------------------
                                                                     7/31/11
--------------------------------------------------------------------------------

Net Assets                                                       $6.5 Million
Net Asset Value Per Share                                           $13.22


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/11
--------------------------------------------------------------------------------
                            Since Inception 8/01/10**

                                     21.96%


--------------------------------------------------------------------------------
                    ESTIMATED EXPENSE RATIOS AS OF 8/01/10***
--------------------------------------------------------------------------------

Before Reimbursement   1.67%                      After Reimbursement   1.65%


*The USAA Science & Technology Adviser Shares (Adviser Shares) commenced operations on August 1, 2010, and do not have a full calendar year of performance.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

***USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE ADVISER SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.65% OF THE ADVISER SHARES' AVERAGE DAILY NET ASSETS. THIS ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT ESTIMATED EXPENSE RATIOS ARE REPORTED IN THE ADVISER SHARES' PROSPECTUS DATED DECEMBER 1, 2010. THESE ESTIMATED EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

8  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    LIPPER SCIENCE &             USAA SCIENCE &
                 TECHNOLOGY FUNDS INDEX      TECHNOLOGY ADVISER SHARES        S&P 500 INDEX
07/31/2010             $10,000.00                   $10,000.00                  $10,000.00
08/31/2010               9,490.77                     9,308.12                    9,548.56
09/30/2010              10,707.64                    10,525.83                   10,400.72
10/31/2010              11,314.36                    10,950.18                   10,796.45
11/30/2010              11,365.09                    10,940.96                   10,797.84
12/31/2010              11,985.40                    11,568.27                   11,519.47
01/31/2011              12,391.54                    11,974.17                   11,792.50
02/28/2011              12,828.96                    12,361.62                   12,196.50
03/31/2011              12,731.84                    12,352.40                   12,201.36
04/30/2011              13,192.22                    12,896.68                   12,562.70
05/31/2011              13,010.91                    12,905.90                   12,420.50
06/30/2011              12,584.62                    12,592.25                   12,213.46
07/31/2011              12,228.49                    12,195.57                   11,965.10

                                   [END CHART]

                      Data from 7/31/10 to 7/31/11.*

                      See page 7 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Adviser Shares to the benchmarks.

*The performance of the Lipper Science & Technology Funds Index and the S&P 500 Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2011
                                (% of Net Assets)

Apple, Inc. .............................................................   7.8%
Oracle Corp. ............................................................   4.0%
Google, Inc. "A" ........................................................   3.7%
Microsoft Corp. .........................................................   3.5%
Automatic Data Processing, Inc. .........................................   2.7%
QUALCOMM, Inc. ..........................................................   2.6%
Alliance Data Systems Corp. .............................................   2.3%
International Business Machines Corp. ...................................   2.3%
Western Union Co. .......................................................   2.3%
Sapient Corp. ...........................................................   1.9%

You will find a complete list of securities that the Fund owns on pages 14-21.

================================================================================

10  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                   o SECTOR ASSET ALLOCATION* -- 7/31/2011 o

                    [PIE CHART OF SECTOR ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                   71.7%
HEALTH CARE                                                              23.7%
CONSUMER DISCRETIONARY                                                    1.9%
INDUSTRIALS                                                               0.9%
TELECOMMUNICATION SERVICES                                                0.8%
CONSUMER STAPLES                                                          0.7%
MONEY MARKET INSTRUMENTS*                                                 0.6%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2011 is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

For the fiscal year ended July 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SCIENCE & TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Science & Technology Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Science & Technology Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 19, 2011

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             COMMON STOCKS (99.7%)

             CONSUMER DISCRETIONARY (1.9%)
             -----------------------------
             EDUCATION SERVICES (0.5%)
   13,500    New Oriental Education & Technology Group, Inc. ADR*       $  1,725
                                                                        --------
             INTERNET RETAIL (1.4%)
    9,410    Priceline.com, Inc.*                                          5,059
                                                                        --------
             Total Consumer Discretionary                                  6,784
                                                                        --------
             CONSUMER STAPLES (0.7%)
             -----------------------
             DRUG RETAIL (0.7%)
   68,980    CVS Caremark Corp.                                            2,507
                                                                        --------
             HEALTH CARE (23.7%)
             -------------------
             BIOTECHNOLOGY (4.2%)
   34,100    3SBio, Inc. ADR*                                                549
   59,600    Achillion Pharmaceuticals, Inc.*                                442
   16,000    Acorda Therapeutics, Inc.*                                      454
   43,000    Alkermes, Inc.*                                                 741
   12,900    Amgen, Inc.*                                                    706
   70,100    Amylin Pharmaceuticals, Inc.*                                   835
   25,600    Ardea Biosciences, Inc.*                                        599
   36,800    Arena Pharmaceuticals, Inc.*(a)                                  59
   31,500    Celgene Corp.*                                                1,868
    4,000    Cephalon, Inc.*                                                 320
   93,600    Exelixis, Inc.*                                                 721
   27,000    Immunogen, Inc.*                                                365
   64,056    Incyte Corp.*(a)                                              1,117
   46,200    Inhibitex, Inc.*                                                191
   10,700    Ironwood Pharmaceuticals, Inc.*                                 160
   18,400    Onyx Pharmaceuticals, Inc.*                                     607
    4,889    Pharmasset, Inc.*                                               594
   92,000    Pharmathene, Inc.*(a)                                           244
   33,400    Progenics Pharmaceuticals, Inc.*                                182
   25,500    Regeneron Pharmaceuticals, Inc.*                              1,353
   30,400    Rigel Pharmaceuticals, Inc.*                                    264
   77,940    Seattle Genetics, Inc.*(a)                                    1,327
   41,556    SIGA Technologies, Inc.*(a)                                     316

================================================================================

14  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
    6,100    Targacept, Inc.*                                           $    125
   26,400    Trius Therapeutics, Inc.*                                       231
    8,100    Vertex Pharmaceuticals, Inc.*                                   420
                                                                        --------
                                                                          14,790
                                                                        --------
             HEALTH CARE DISTRIBUTORS (2.8%)
   43,400    AmerisourceBergen Corp.                                       1,663
   83,040    Cardinal Health, Inc.                                         3,634
   56,710    McKesson Corp.                                                4,600
                                                                        --------
                                                                           9,897
                                                                        --------
             HEALTH CARE EQUIPMENT (4.3%)
   79,100    ABIOMED, Inc.*                                                1,306
   58,600    China Medical Technologies, Inc. ADR*(a)                        388
   46,300    Covidien plc                                                  2,352
   13,800    DexCom, Inc.*                                                   196
    5,276    DiaSorin S.p.A.                                                 261
   13,700    Heartware International, Inc.*                                  910
   29,700    Hologic, Inc.*                                                  551
   76,100    Medtronic, Inc.                                               2,743
   43,700    St. Jude Medical, Inc.                                        2,032
   53,100    Stereotaxis, Inc.*                                              173
   26,800    Tornier N.V.*                                                   698
  943,000    Trauson Holdings Co. Ltd.                                       363
   66,700    Volcano Corp.*                                                2,095
   17,300    Zimmer Holdings, Inc.*                                        1,038
                                                                        --------
                                                                          15,106
                                                                        --------
             HEALTH CARE FACILITIES (0.3%)
   14,900    HCA Holdings, Inc.*                                             397
   27,032    Vanguard Health Systems, Inc.*                                  469
                                                                        --------
                                                                             866
                                                                        --------
             HEALTH CARE TECHNOLOGY (0.1%)
    9,840    Allscripts - Misys Healthcare Solutions, Inc.*                  179
                                                                        --------
             LIFE SCIENCES TOOLS & SERVICES (1.8%)
   62,920    Agilent Technologies, Inc.*                                   2,653
   21,100    Life Technologies Corp.*                                        950
   36,400    PAREXEL International Corp.*                                    747
    3,200    PerkinElmer, Inc.                                                78
   32,500    Thermo Fisher Scientific, Inc.*                               1,953
                                                                        --------
                                                                           6,381
                                                                        --------
             MANAGED HEALTH CARE (2.9%)
   39,070    Aetna, Inc.                                                   1,621
   37,360    CIGNA Corp.                                                   1,859

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   92,340    UnitedHealth Group, Inc.                                   $  4,583
   25,200    WellCare Health Plans, Inc.*                                  1,105
   12,790    WellPoint, Inc.                                                 864
                                                                        --------
                                                                          10,032
                                                                        --------
             PHARMACEUTICALS (7.3%)
    4,086    Alk Abello A.S.                                                 229
   12,200    AstraZeneca plc ADR                                             592
   19,400    Auxilium Pharmaceuticals, Inc.*                                 364
   54,500    Bristol-Myers Squibb Co.                                      1,562
   75,300    Daiichi Sankyo Co. Ltd.                                       1,558
   11,500    Dr. Reddy's Laboratories ADR                                    410
   34,200    Eisai Co. Ltd.                                                1,390
  221,900    Elan Corp. plc ADR*                                           2,454
   13,600    Eli Lilly and Co.                                               521
   67,100    Forest Laboratories, Inc.*                                    2,487
   22,757    Laboratorios Almirall S.A.                                      217
   61,900    Medicines Co.*                                                  927
   78,500    Merck & Co., Inc.                                             2,679
   47,000    Mylan, Inc.*                                                  1,071
    4,000    Ono Pharmaceutical Co. Ltd.                                     224
   30,200    Optimer Pharmaceuticals, Inc.*(a)                               320
   90,100    Pfizer, Inc.                                                  1,734
  113,100    Shionogi & Co. Ltd.                                           1,957
   11,200    Simcere Pharmaceutical Group ADR*                               123
   53,243    Teva Pharmaceutical Industries Ltd. ADR                       2,483
   19,279    UCB S.A.                                                        888
   20,600    Watson Pharmaceuticals, Inc.*                                 1,383
   26,700    XenoPort, Inc.*                                                 189
                                                                        --------
                                                                          25,762
                                                                        --------
             Total Health Care                                            83,013
                                                                        --------
             INDUSTRIALS (0.9%)
             ------------------
             RESEARCH & CONSULTING SERVICES (0.9%)
  100,725    Huron Consulting Group, Inc.*                                 3,260
                                                                        --------
             INFORMATION TECHNOLOGY (71.7%)
             ------------------------------
             APPLICATION SOFTWARE (4.8%)
   67,538    Citrix Systems, Inc.*                                         4,866
   83,870    Informatica Corp.*                                            4,288
   43,333    Longtop Financial Technologies Ltd. ADR,
                acquired 10/08/2009 - 4/20/2011; cost
                $1,332*(a),(b),(c)                                           410
   97,400    Qlik Technologies, Inc.*                                      2,952
   30,453    Salesforce.com, Inc.*                                         4,407
                                                                        --------
                                                                          16,923
                                                                        --------

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT (6.4%)
1,434,000    AAC Acoustic Technologies Holdings, Inc.                   $  3,301
   38,790    ADTRAN, Inc.                                                  1,284
   85,620    Aruba Networks, Inc.*                                         1,965
  153,900    Emulex Corp.*                                                 1,300
  138,652    High Tech Computer Corp.                                      4,126
   45,960    Polycom, Inc.*                                                1,242
  169,648    QUALCOMM, Inc.                                                9,293
                                                                        --------
                                                                          22,511
                                                                        --------
             COMPUTER HARDWARE (8.4%)
  657,000    Advantech Co. Ltd.                                            2,222
   70,130    Apple, Inc.*                                                 27,384
                                                                        --------
                                                                          29,606
                                                                        --------
             COMPUTER STORAGE & PERIPHERALS (2.9%)
  206,910    EMC Corp.*                                                    5,396
   99,450    NetApp, Inc.*                                                 4,726
                                                                        --------
                                                                          10,122
                                                                        --------
             DATA PROCESSING & OUTSOURCED SERVICES (9.7%)
   82,932    Alliance Data Systems Corp.*(a)                               8,155
  179,671    Automatic Data Processing, Inc.                               9,251
   54,895    ExlService Holdings, Inc.*                                    1,281
   90,625    Genpact Ltd.*                                                 1,495
  100,050    hiSoft Technology International Ltd. ADR*(a)                  1,388
   50,440    Visa, Inc. "A"                                                4,315
  412,650    Western Union Co.                                             8,010
                                                                        --------
                                                                          33,895
                                                                        --------
             ELECTRONIC COMPONENTS (0.4%)
   27,700    Hamamatsu Photonics K.K.                                      1,248
    3,600    Universal Display Corp.*                                        108
                                                                        --------
                                                                           1,356
                                                                        --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
1,003,600    Chroma Ate, Inc.                                              2,523
  653,000    Hitachi Ltd.                                                  4,063
                                                                        --------
                                                                           6,586
                                                                        --------
             INTERNET SOFTWARE & SERVICES (9.0%)
   18,360    Baidu, Inc. ADR*                                              2,884
   86,500    Dena Co. Ltd.                                                 4,320
  177,815    eBay, Inc.*                                                   5,824
   21,386    Google, Inc. "A"*                                            12,911

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
  124,800    Kakaku.com, Inc.                                           $  4,936
   20,600    Yandex N.V. "A"*                                                720
                                                                        --------
                                                                          31,595
                                                                        --------
             IT CONSULTING & OTHER SERVICES (7.2%)
  104,901    Accenture plc "A"                                             6,204
   44,637    International Business Machines Corp.                         8,117
  476,718    Sapient Corp.*                                                6,636
   79,857    Teradata Corp.*                                               4,389
                                                                        --------
                                                                          25,346
                                                                        --------
             SEMICONDUCTOR EQUIPMENT (2.1%)
  190,500    ASM Pacific Technology Ltd.                                   2,093
  146,330    ASML Holding N.V.                                             5,217
                                                                        --------
                                                                           7,310
                                                                        --------
             SEMICONDUCTORS (9.1%)
  372,500    Applied Micro Circuits Corp.*                                 2,350
  111,840    Avago Technologies Ltd.                                       3,761
   46,800    Cavium, Inc.*(a)                                              1,614
   49,100    Cree, Inc.*                                                   1,613
   99,500    Linear Technology Corp.                                       2,915
  159,910    Maxim Integrated Products, Inc.                               3,672
  127,570    NetLogic Microsystems, Inc.*                                  4,408
   78,500    NVIDIA Corp.*                                                 1,086
    4,308    Samsung Electronics Co. Ltd.                                  3,449
  122,797    Skyworks Solutions, Inc.*                                     3,108
  136,300    Texas Instruments, Inc.                                       4,055
                                                                        --------
                                                                          32,031
                                                                        --------
             SYSTEMS SOFTWARE (8.9%)
   86,157    Ariba, Inc.*                                                  2,849
   52,699    BMC Software, Inc.*                                           2,278
  445,255    Microsoft Corp.                                              12,200
  459,580    Oracle Corp.                                                 14,054
                                                                        --------
                                                                          31,381
                                                                        --------
             TECHNOLOGY DISTRIBUTORS (0.9%)
1,158,000    Synnex Technology International Corp.                         2,972
                                                                        --------
             Total Information Technology                                251,634
                                                                        --------
             TELECOMMUNICATION SERVICES (0.8%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.8%)
   66,000    SoftBank Corp.                                                2,580
                                                                        --------
             Total Common Stocks (cost: $311,209)                        349,778
                                                                        --------

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (0.6%)

             MONEY MARKET FUNDS (0.6%)
2,140,413    State Street Institutional Liquid Reserve Fund,
                0.14%(d) (cost: $2,140)                                 $  2,140
                                                                        --------
             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (4.0%)

             MONEY MARKET FUNDS (1.8%)
   23,710    Aim Short-Term Investment Co. Liquid Assets
                Portfolio, 0.06%(d)                                           24
1,274,475    Blackrock Liquidity Funds Tempfund Portfolio, 0.05%(d)        1,274
5,019,768    Fidelity Institutional Money Market Portfolio, 0.12%(d)       5,020
                                                                        --------
             Total Money Market Funds                                      6,318
                                                                        --------
--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (2.2%)
   $7,790    Deutsche Bank Securities, Inc., 0.18%, acquired
                on 7/29/2011 and due 8/01/2011 at $7,790
                (collateralized by $7,904 of Fannie Mae(e),
                1.45%, due 1/24/2014; market value $7,946)                 7,790
                                                                        --------
             Total Short-Term Investments Purchased With Cash
                Collateral From Securities Loaned (cost: $14,108)         14,108
                                                                        --------

             TOTAL INVESTMENTS (COST: $327,457)                         $366,026
                                                                        ========

                                                                                    UNREALIZED
                                          FORWARD                      CONTRACT   APPRECIATION
NUMBER OF                                 CURRENCY        SETTLEMENT     VALUE   (DEPRECIATION)
CONTRACTS       COUNTERPARTY              CONTRACTS          DATE        (000)            (000)
-----------------------------------------------------------------------------------------------
                                          CONTRACTS TO SELL (0.0%)
181,222,000     JP Morgan Chase & Co.     Japanese Yen     8/05/2011    $2,354            $(132)
                                                                        -----------------------
                                          RECEIVABLE AMOUNT ($2,222)    $2,354            $(132)
                                                                        =======================

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $349,368              $    -           $410      $349,778
Money Market Instruments:
  Money Market Funds                          2,140                   -              -         2,140
Short-Term Investments Purchased
  With Cash Collateral From
  Securities Loaned:
  Money Market Funds                          6,318                   -              -         6,318
  Repurchase Agreements                           -               7,790              -         7,790
----------------------------------------------------------------------------------------------------
Total                                      $357,826              $7,790           $410      $366,026
----------------------------------------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell*        $   (132)             $    -           $  -      $   (132)
----------------------------------------------------------------------------------------------------

* Forward currency contracts are valued at the unrealized appreciation/ (depreciation) of the contract.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------
                                                                    COMMON STOCK
--------------------------------------------------------------------------------
Balance as of July 31, 2010                                              $     -
Purchases                                                                    610
Sales                                                                       (643)
Transfers into Level 3                                                     1,481
Transfers out of Level 3                                                       -
Net realized gain                                                             64
Change in net unrealized appreciation/depreciation                        (1,102)
--------------------------------------------------------------------------------
Balance as of July 31, 2011                                              $   410
--------------------------------------------------------------------------------

For the period of August 1, 2010, through July 31, 2011, common stocks with a fair value of $13,388,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. At July 31, 2011, it

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

was not necessary to adjust the closing prices for these securities. A common stock with a fair value $1,481,000 was transferred from Level 1 to Level 3 as trading was halted for accounting irregularities that were discovered, refer to 1B in the Notes to Financial Statements. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 19.2% of net assets at July 31, 2011.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of July 31, 2011.

   (b) Security was fair valued at July 31, 2011, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

   (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2011, was $410,000, which represented 0.1% of the Fund's net assets.

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

   (d) Rate represents the money market fund annualized seven-day yield at July 31, 2011.

   (e) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2011

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $13,262) (cost of $327,457)                                  $366,026
   Receivables:
      Capital shares sold                                                          184
      USAA Investment Management Company (Note 7D)                                  13
      Dividends and interest                                                       412
      Securities sold                                                              660
      Other                                                                          4
                                                                              --------
         Total assets                                                          367,299
                                                                              --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                          14,108
      Securities purchased                                                       1,359
      Capital shares redeemed                                                      294
      Unrealized depreciation on foreign currency contracts held, at value         128
   Accrued management fees                                                         222
   Accrued transfer agent's fees                                                     9
   Other accrued expenses and payables                                              95
                                                                              --------
         Total liabilities                                                      16,215
                                                                              --------
            Net assets applicable to capital shares outstanding               $351,084
                                                                              ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                            $344,075
   Accumulated undistributed net investment loss                                  (287)
   Accumulated net realized loss on investments                                (31,144)
   Net unrealized appreciation of investments                                   38,569
   Net unrealized depreciation of foreign currency translations                   (129)
                                                                              --------
      Net assets applicable to capital shares outstanding                     $351,084
                                                                              ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $344,619/25,981 shares outstanding)          $  13.26
                                                                              ========
      Adviser Shares (net assets of $6,465/489 shares outstanding)            $  13.22
                                                                              ========

See accompanying notes to financial statements.

================================================================================

24  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $136)                      $ 4,201
  Interest                                                                     8
  Securities lending (net)                                                    85
                                                                         -------
        Total income                                                       4,294
                                                                         -------
EXPENSES
  Management fees                                                          2,443
  Administration and servicing fees:
        Fund Shares                                                          503
        Adviser Shares                                                         9
  Transfer agent's fees:
        Fund Shares                                                        1,315
  Distribution and service fees (Note 7F):
        Adviser Shares                                                        15
  Custody and accounting fees:
        Fund Shares                                                          123
        Adviser Shares                                                         2
  Postage:
        Fund Shares                                                           66
  Shareholder reporting fees:
        Fund Shares                                                           40
  Trustees' fees                                                              12
  Registration fees:
        Fund Shares                                                           30
        Adviser Shares                                                        43
  Professional fees                                                           75
  Other                                                                       19
                                                                         -------
        Total expenses                                                     4,695
  Expenses paid indirectly:
        Fund Shares                                                           (6)
  Expenses reimbursed:
        Adviser Shares                                                       (22)
                                                                         -------
           Net expenses                                                    4,667
                                                                         -------
NET INVESTMENT LOSS                                                         (373)
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on:
        Investments                                                       43,213
        Foreign currency transactions                                       (228)
  Change in net unrealized appreciation/depreciation of:
        Investments                                                       28,865
        Foreign currency translations                                        (50)
                                                                         -------
           Net realized and unrealized gain                               71,800
                                                                         -------
  Increase in net assets resulting from operations                       $71,427
                                                                         =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-------------------------------------------------------------------------------------

                                                                  2011           2010
-------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                        $   (373)      $ (1,086)
   Net realized gain on investments                             43,213         40,522
   Net realized loss on foreign currency transactions             (228)           (23)
   Change in net unrealized appreciation/depreciation of:
      Investments                                               28,865         (5,003)
      Foreign currency translations                                (50)           (79)
                                                              -----------------------
      Increase in net assets resulting from operations          71,427         34,331
                                                              -----------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                 (17,746)        (7,008)
   Adviser Shares*                                               5,077              -
                                                              -----------------------
      Total net decrease in net assets from capital
         share transactions                                    (12,669)        (7,008)
                                                              -----------------------
   Net increase in net assets                                   58,758         27,323
NET ASSETS
   Beginning of year                                           292,326        265,003
                                                              -----------------------
   End of year                                                $351,084       $292,326
                                                              =======================
Accumulated undistributed net investment loss:
   End of year                                                $   (287)      $    (28)
                                                              =======================

*Adviser shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Science & Technology Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is long-term capital appreciation.

The Fund has two classes of shares: Science & Technology Fund Shares (Fund Shares) and, effective August 1, 2010, Science & Technology Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated, will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

        may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Forward currency contracts are valued using daily foreign currency exchange rates.

    7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

        considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include repurchase agreements valued at cost, which approximates fair value.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the security valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the security was valued in good faith using methods determined by the Manager, in consultation with the Fund's subadviser, under valuation procedures approved by the Trust's Board of Trustees. Trading was halted on the common stock of Longtop Financial Technologies Ltd. after accounting irregularities were discovered. The security was

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    valued at a 50% reduction of the last traded sales price pending further information on the matter. The security has since been delisted. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FORWARD CURRENCY CONTRACTS -- The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2011*
    (IN THOUSANDS)

                           ASSET DERIVATIVES                LIABILITY DERIVATIVES
------------------------------------------------------------------------------------
                        STATEMENT OF                     STATEMENT OF
DERIVATIVES NOT         ASSETS AND                       ASSETS AND
ACCOUNTED FOR AS        LIABILITIES                      LIABILITIES
HEDGING INSTRUMENTS     LOCATION            FAIR VALUE   LOCATION          FAIR VALUE
-------------------------------------------------------------------------------------
Foreign exchange        Unrealized             $-        Unrealized           $(132)
contracts               appreciation of                  depreciation of
                        foreign currency                 foreign currency
                        translations                     translations
-------------------------------------------------------------------------------------

    *For open derivative instruments as of July 31, 2011, see the portfolio of investments, which is also indicative of activity for the period ended July 31, 2011.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2011
    (IN THOUSANDS)

DERIVATIVES                                                            CHANGE IN UNREALIZED
NOT ACCOUNTED      STATEMENT OF                                        APPRECIATION
FOR AS HEDGING     OPERATIONS                 REALIZED GAIN (LOSS)     (DEPRECIATION)
INSTRUMENTS        LOCATION                   ON DERIVATIVES           ON DERIVATIVES
-------------------------------------------------------------------------------------------
Foreign            Net realized (loss) on      $(209)                          $(52)
exchange           foreign currency
contracts          transactions/change
                   in net unrealized
                   appreciation/depreciation
                   of foreign currency
                   translations
-------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2011, brokerage commission recapture credits and custodian and other bank credits reduced the Fund Shares' and Adviser Shares' expenses by $6,000 and less than $500, respectively.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2011, the Fund paid CAPCO facility fees of $1,000, which represents 0.7% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for net operating losses, non-REIT return of capital distributions, foreign currency gains and losses, and expiring capital loss carryovers resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $56,774,000, decrease accumulated undistributed net investment loss by $114,000, and decrease accumulated net realized loss on investments by $56,660,000. These reclassifications had no effect on net assets.

The Fund did not pay any distributions during the years ended July 31, 2011, and 2010.

As of July 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Unrealized appreciation of investments                        $38,365,000
Unrealized depreciation on foreign currency translations         (129,000)

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2011, the Fund utilized capital loss carryovers of $34,971,000 to offset capital gains. At July 31, 2011, the Fund had a post-October currency loss of $255,000 and capital loss carryovers of $30,940,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

        CAPITAL LOSS CARRYOVERS
---------------------------------------
 EXPIRES                      BALANCE
---------                   -----------
  2017                      $14,426,000
  2018                       16,514,000
                            -----------
                Total       $30,940,000
                            ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2011, were $366,991,000 and $379,760,000, respectively.

As of July 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $327,661,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2011, for federal income tax purposes, were $54,777,000 and $16,412,000, respectively, resulting in net unrealized appreciation of $38,365,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2011, the Fund received securities-lending income of $85,000, which is net of the 20% income retained by ClearLend. As of July 31, 2011, the Fund loaned securities having a fair market value of approximately $13,262,000 and received cash collateral of $14,108,000 for the loans. Of this amount, $14,108,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and less than $500 remained in cash.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                   YEAR ENDED                    YEAR ENDED
                                  JULY 31, 2011                 JULY 31, 2010
---------------------------------------------------------------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                              ---------------------------------------------------
FUND SHARES:
Shares sold                    3,969        $ 50,673         4,831       $ 51,796
Shares issued from
 reinvested dividends              -               -             -              -
Shares redeemed               (5,446)        (68,419)       (5,513)       (58,804)
                              ---------------------------------------------------
Net decrease from
 capital share transactions   (1,477)       $(17,746)         (682)      $ (7,008)
                              ===================================================
ADVISER SHARES (INITIATED ON
 AUGUST 1, 2010):
Shares sold                      494        $  5,142             -       $      -
Shares issued from
 reinvested dividends              -               -             -              -
Shares redeemed                   (5)            (65)            -              -
                              ---------------------------------------------------
Net increase from
 capital share transactions      489        $  5,077             -       $      -
                              ===================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Science & Technology Funds Index over the performance period. The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over

================================================================================

40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $2,443,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(114,000) and less than $(500), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.03)% and (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Wellington Management Company, LLP (Wellington Management), under which Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages. For the year ended July 31, 2011, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $1,295,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended July 31, 2011, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $503,000 and $9,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2011, the Fund reimbursed the Manager $10,000 for these compliance

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2011, to limit the annual expenses of the Adviser Shares to 1.65% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2011, the Adviser Shares incurred reimbursable expenses of $22,000, of which $13,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2011, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,315,000 and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to the Manager (the distributor) for distribution and shareholder services. The distributor pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2011, the Adviser Shares incurred distribution and service (12b-1) fees of $15,000.

================================================================================

42  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

G. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2011, USAA and its affiliates owned 483,000 shares, which represent 98.8% of the Adviser Shares and 1.8% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

    Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the financial statements of the Fund, but changed the presentation of the Level 3 rollforward shown within the portfolio of investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                                 ---------------------------------------------------------------------
                                     2011            2010           2009           2008           2007
                                 ---------------------------------------------------------------------
Net asset value at
  beginning of period            $  10.65        $   9.42       $  11.41       $  12.56       $  10.16
                                 ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment loss(a)             (.01)           (.04)          (.05)          (.05)          (.10)
  Net realized and
    unrealized gain (loss)(a)        2.62            1.27          (1.94)         (1.10)          2.50
                                 ---------------------------------------------------------------------
Total from investment
  operations(a)                      2.61            1.23          (1.99)         (1.15)          2.40
                                 ---------------------------------------------------------------------
Net asset value at
  end of period                  $  13.26        $  10.65       $   9.42       $  11.41       $  12.56
                                 =====================================================================
Total return (%)*                   24.51           13.06(c)      (17.44)         (9.16)         23.62(b)
Net assets at
  end of period (000)            $344,619        $292,326       $265,003       $317,613       $367,454
Ratios to average
  net assets:**
  Expenses (%)(d)                    1.36            1.45(c)        1.67           1.49           1.51(b)
  Net investment loss (%)            (.10)           (.37)          (.60)          (.44)          (.84)
Portfolio turnover (%)                109             120            191            134            112

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2011, average net assets were $335,439,000.
(a) Calculated using average shares. For the year ended July 31, 2011, average shares were 26,578,000.
(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(c) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $98,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund
    Shares' expense ratios by 0.03%. This decrease is excluded from the expense ratios above.
(d) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     (.00%)(+)       (.00%)(+)      (.00%)(+)      (.00%)(+)      (.01%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

44  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                           PERIOD ENDED
                                                                             JULY 31,
                                                                             2011***
                                                                           ------------
Net asset value at beginning of period                                        $10.84
                                                                              ------
Income (loss) from investment operations:
  Net investment loss(a)                                                        (.06)
  Net realized and unrealized gain(a)                                           2.44
                                                                              ------
Total from investment operations(a)                                             2.38
                                                                              ------
Net asset value at end of period                                              $13.22
                                                                              ======
Total return (%)*                                                              21.96
Net assets at end of period (000)                                             $6,465
Ratios to average net assets:** (c)
  Expenses (%)(b)                                                               1.65
  Expenses, excluding reimbursements (%)(b)                                     2.02
  Net investment loss (%)                                                       (.44)
Portfolio turnover (%)                                                           109

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2011, average net assets were $5,870,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares. For the year ended July 31, 2011, average shares were 456,000.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

July 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2011, through July 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

================================================================================

46  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                   BEGINNING               ENDING              DURING PERIOD*
                                 ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2011 -
                                FEBRUARY 1, 2011        JULY 31, 2011           JULY 31, 2011
-----------------------------------------------------------------------------------------------
FUND SHARES
Actual                             $1,000.00              $1,020.00                 $6.61

Hypothetical
  (5% return before expenses)       1,000.00               1,018.25                  6.61

ADVISER SHARES
Actual                              1,000.00               1,018.50                  8.26

Hypothetical
  (5% return before expenses)       1,000.00               1,016.61                  8.25

* Expenses are equal to the annualized expense ratio of 1.32% for Fund Shares and 1.65% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account values are based on its actual total returns of 2.00% for Fund Shares and 1.85% for Adviser Shares for the six-month period of February 1, 2011, through July 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

ADVISORY AGREEMENTS

July 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

48  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel,

================================================================================

                                                       ADVISORY AGREEMENTS |  49

================================================================================

as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/ objective as the Fund regardless of asset size, excluding outliers (the "expense universe").

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50  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and was at the median of its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses, including the effect of shareholder account size on Fund expenses. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the same time periods.

The Board also took into account management's discussion of the Fund's performance, including factors that contributed to the Fund's underperformance and noted the Fund's improved more recent

================================================================================

                                                       ADVISORY AGREEMENTS |  51

================================================================================

performance. The Board also considered the Subadviser's performance, including the Subadviser's longer-term performance history.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fee out of the management fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

52  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed may have different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered

================================================================================

                                                       ADVISORY AGREEMENTS |  53

================================================================================

the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser and the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-,

================================================================================

54  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

three-, and five-year periods ended December 31, 2010, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  55

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of July 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

56  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), and serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Senior Vice President, Compliance and Ethics, USAA (7/11-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-7/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

60  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                                Christopher W. Claus
                                        Barbara B. Dreeben
                                        Robert L. Mason, Ph.D.
                                        Barbara B. Ostdiek, Ph.D.
                                        Michael F. Reimherr
                                        Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                          USAA Investment Management Company
INVESTMENT ADVISER,                     P.O. Box 659453
UNDERWRITER, AND                        San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                          USAA Shareholder Account Services
                                        9800 Fredericksburg Road
                                        San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                           State Street Bank and Trust Company
ACCOUNTING AGENT                        P.O. Box 1713
                                        Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                             Ernst & Young LLP
REGISTERED PUBLIC                       100 West Houston St., Suite 1800
ACCOUNTING FIRM                         San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                             Under "My Accounts" on
SELF-SERVICE 24/7                       usaa.com select "Investments"
AT usaa.com

OR CALL                                 Under "Investments" view
(800) 531-USAA                          account balances, or click
         (8722)                         "I want to...," and select
                                        the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC's Web site at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

             [LOGO OF USAA]
                 USAA(R)                                 [LOGO OF RECYCLE PAPER]
   WE KNOW WHAT IT MEANS TO SERVE.(R)                              10%

   =============================================================================
   31712-0911                                (C)2011, USAA. All rights reserved.



   ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2011 and 2010 were $391,388 and $359,418, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:      09/28/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:      09/29/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:      09/28/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.